Tenancy Agreement
租賃合約

An Agreement made the 17th day of Oct , 2024 between the Landlord and the Tenant as more particularly described in the Schedule I.
此合約由業主及租客(雙方資料詳列於附表一)於 2024 年 10 月 17 日訂立。

The Landlord shall let and the Tenant shall take the Premises for the Terms of Tenancy and at the Rent as more particularly described in the Schedule I and both parties agree to observe and perform the terms and conditions as follows:
業主及租客雙方以詳列於附表一的租期金分別租出及租入詳列於附表一的物業，並同意遵守及履行下列條款:-

1. The Tenant shall pay the Rent in advance on the 1st day of each and every calendar month during the Term of Tenancy. If the Tenant shall fail to pay the Rent after 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the rent and all costs, expenses and other outgoing so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.
租客須在租期內每個月份第 1 天上期繳付指定的租金，倘租客於應繳租金之日七天後仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金同而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
租客在沒有業主書面同意，不得對該物業作任何改動及/或加建，惟業主不得無理拒絕給予租客有關的同意書。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the party named herein.
租客不得轉讓，轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權予任何其他人等。此租約權益將為租客個人擁有。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the Term of Tenancy pay and discharges in respect of water, electricity, and telephone and other similar charges payable in respect of the Premises.
租客須在租約期內清繳一切有關該物業的水費、電費、電話費、及其他類似的雜費等。

6. The Tenant shall during the Term of Tenancy keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defect excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this tenancy.
租客須在租約期內保持物業內部的維修狀態良好(自然損耗及因固有的缺陷所產生損壞除外)並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主。

7. The Tenant shall pay to the Landlord the Security Deposit set out in the Schedule I for the due observance and performance of the terms and conditions therein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Tenant shall commit a breach of any of the terms and conditions herein contained, this Agreement shall absolutely determine and the Security Deposit paid under this clause shall be absolutely forfeited to the Landlord as and for liquidated damages (but not as penalty) and the rights and remedies given to the Landlord by this clause shall not prejudice any other right of action or any remedy of the Landlord in respect of such breach by the Tenant.
租客須交與業主保證金(金額如附表一所列)作為保證租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後(以較遲者作準)三十天內無息退還該保證金與租客。但若租客違反此合約內任何條款，則此租約立被終止；且業主可沒收所有保證金。業主沒收保證金的權利將不會影響業主採取任何其他合法行動追討一切因租客違約所引致的損失的權利。

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term of Tenancy without any interruption by the Landlord.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises and the main drains, pipes and cables in proper state of repair provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord has confirmed that such defect is not caused by any intentional behaviors or negligence of the Tenant and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修物業內各主要結構部分(包括主要的排污渠，喉管和電線)。唯業主須在收到租客的書面要求後確認該損壞並不是蓄意或租客疏忽引致，才會有責任在合理時限內將有關損壞維修妥當。

10. The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業租稅。

11. The Stamp Duty payable on this Agreement shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責屬此合約的印花稅一半費用。

12. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in the Schedule II (if any).
業主及租客雙方同意遵守附表二內的附加條款(如有的話)。

13. If there is any conflict between the English version and the Chinese version in the this agreement, the Chinese version shall prevail.
中英文文本存有差異的，將以中文文本為準。

Confirmed and Accepted all the terms and conditions Contained herein by the Landlord:
業主確認及接受這合約內所有條款的約束

For and on behalf of
EASE PROGRESS LIMITED

Authorized Signature(s)

Name: EASE PROGRESS LTD
B.R.No.60334730
Name:LI SHUK SHAN
HKID No.:R444067(5)

Confirmed and Accepted all the terms and conditions contained herein by the Tenant:
租客確認及接受這合約內所有條款的約束

For and on behalf of
WCHING TECH LTD CO. LIMITED
惠程科技有限公司

Authorized Signature(s)

Name: Wching Tech Ltd Co. Limited
B.R.No.59687756
Name:SHEK KIN PONG
HKID No. Z373416(2)

Acknowledged the receipt of the Security Deposit Of HK$ 183,000.00 by the Landlord.

For and on behalf of
EASE PROGRESS LIMITED

Authorized Signature(s)

Name: EASE PROGRESS LTD
B.R.No.60334730
Name:LI SHUK SHAN
HKID No.:R444067(5)

Acknowledged the receipt of 5 key(s) of the Premises by the Tenant (大門 2 條:男廁 1 條:女廁 2 條)

For and on behalf of
WCHING TECH LTD CO. LIMITED
惠程科技有限公司

Authorized Signature(s)

Name: Wching Tech Ltd Co. Limited
B.R.No.59687756
Name:SHEK KIN PONG
HKID No.Z373416(2)

Schedule I
附表一

The Premises : FLAT/RM E 11/F BILLION PLAZA II NO.10 CHEUNG YUE STREET. CHEUNG SHA WAN. KL

物業 九龍荔枝角長裕街億京廣場2期11樓E室

The Landlord : **EASE PROGRESS LTD** Tel: **2370-8518** Ms. Li

業主 電話：2370-8518 (李小姐)

Contact Address： Flat B5,6/F, BLK B, Hong Kong Industrial Center 489-491 Castle Peak RD, Cheung Sha Wan

通訊地址

The Tenant : **Wching Tech Ltd Co. Limited** Tel: 9171-0926(Mr.Shek)

租客 電話：

Contact Address： FLAT/RM E 11/F BILLION PLAZA II NO.10 CHEUNG YUE STREET. CHEUNG SHA WAN. KL

通訊地址

Term of Tenancy： FROM **1-Nov-2024** TO **31-Oct-2026** (BOTH DAYS INCLUSIVE)

租期 由 **1-11-2024** 至 **31-10-2026** (包括首尾兩天)

Rent : HK$ **61,000.00** PER MONTH

租金 每月為港幣 ：**陸萬壹仟元整**

Security Deposit： HK$ **183,000.00** The Landlord Bank A/C: **382-565-9-307583-5 (交通銀行)**

保證金 港幣： **壹拾捌萬叁仟元整** (該保證金不能作租金使用)

Schedule II
附表二

1. User 用途

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for _________ purpose only.

租客除在該物業作 **商業** 用途外，不可將該物業或其任何部份作其他用途。

2. Miscellaneous Payments 雜項費用

The Landlord shall be responsible for the following payment payable in respect of the Premises during the Term:-
業主在租期內負責下列費用:

*I Management fee 管理費 (at current rate) (per month) (subject to revision from to time by management office.)
(每月以管理處金額為準) (將會不時調整)

*II Government Rates 政府差餉 (at current rate) (per quarterly) (subject to revision from time to time by Government)
(每季以差餉單金額為準) (將會不時調整)

*III Government Rent 地租 (at current rate) (per quarterly) (subject to revision from time to time by Government)
(每季以差餉單金額為準) (將會不時調整)

3. Break clause 退租權

The Tenant of this Agreement shall have the right to determine this Agreement on or after the first twelve months of the Term by giving to the other party of this Agreement **2** months' written notice of its intention to do so.(The tenant and landlord must complete above tenancy of first **12** months. Any advance termination before the fixed **12** months should be compensated by the tenant to the total remaining sum of the rented to the Landlord.)

業主及租客雙方有權於首 **12** 個月之租期完結時或完結後以 **2** 個月之書面通知，通知對方取消此合約。（業主及租客在首 **12** 個月之租期內不得退租否則按照所餘租期之時間計算租金。）

4. Additional Conditions 附加條款

*I 冷氣因機件故障由業主負責維修,冷氣保養清潔由租客自行負責,但如因租客故意損壞或人為疏忽而引起則需由租客負責.

*II 單位則以"現狀"租出,業主有權要求租客於租約完結時還原該單位租客加建之設施 。

*III. 業主需收取租客 12 張期票作每月繳付租金之用。

＊＊＊End ＊＊＊

Dated **17 Oct , 2024**

Landlord:

Ease Progress Ltd

-and-

Tenant:

Wching Tech Ltd Co. Limited

TENANCY AGREEMENT

Relating to

The Property situated at

FLAT/RM E 11/F, BILLION PLAZA II. NO.10 CHEUNG YUE STREET. CHEUNG SHA WAN. KL

Term	: **2 years**
Commencing	: **1-Nov-2024**
Expiring	: **31-Oct-2026**
Deposit	: **HK$183,000.00**
Rental	: **HK$61,000.00/PER MONTH**

Ease Progress Limited
5/F, Far East Consortium Building ,
121 Des Voeux Road, Central
Hong Kong

Contact Address:
Flat B5, 6/F, BLK B,
Hong Kong Industrial Centre.
489-491 Castle Peak RD
LAI CHI KOK
KL

Dear Sirs,

Re : Workshop E, 11/F, Billion Phase 2 , No.10 Cheung Yue Street, Cheung Sha Wan ,KLN

We are the registered owner of the Property.

Please be informed that our company has authorized Ms.LI SHUK SHAN (Holder of Hong Kong Identity Card No. R444067(5)) to represent us to handle all matters relating to the lease of the Property (including but not limited to post up notices, demands or other legal documents at a conspicuous place of the main entrance of the Property against the tenant/occupier for recovery of possession of the Property together with all outstanding rent and other charge from the tenant) to attend the Property for inspection and to carry out any repair work, if necessary.

Yours faithfully,

For and on behalf of
EASE PROGRESS LIMITED

....
Authorized Signature(s)

Director : Wong Viviane
B.R No.60334730
Date:21/Mar/2024